REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as April 8, 2005 by and between microHelix, Inc., a corporation organized and existing under the laws of the State of Oregon (the "Company"), and each Investor who is a party to the Agreement (each of whom individually is referred to herein as an "INVESTOR" and collectively are referred to as the "INVESTORS").

                              PRELIMINARY STATEMENT

      WHEREAS, pursuant to the Series B Preferred Stock Purchase Agreement dated as of April 8, 2005, by and among the Company and the Investors (the "PREFERRED STOCK PURCHASE AGREEMENT"), each Investor will purchase Series B Preferred Stock, no par value (the "SERIES B PREFERRED"), which, upon conversion entitles the Investor to receive Shares (as defined in Section 1.3);

      WHEREAS, the ability of the Investors to sell their Shares is subject to certain restrictions under the Securities Act of 1933, as amended (the "1933 ACT"); and

      WHEREAS, the Company has agreed to provide the Investors with a mechanism that will permit the Investors to sell their Shares in the future;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements, and subject to the terms and conditions contained herein, the parties hereby agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

      1.1 "CLOSING DATE" means the date that the transaction in which Investors purchase shares of Series B Preferred under the Preferred Stock Purchase Agreement.

      1.2 "HOLDER" means any holder of outstanding Registrable Securities or securities convertible into Registrable Securities.

      1.3 "SHARES" means, collectively, the shares of Common Stock of the Company issued or issuable upon conversion of the Series B Preferred.

      1.4 "REGISTRABLE SECURITIES" means and includes the Shares. Shares will cease to be Registrable Securities when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded within any three-month period without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred, new certificates for them not bearing a restrictive legend have been issued by Company, and Company does not have "stop transfer" instructions against them.

      1.5 "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with its obligations under this Agreement, excluding all underwriting discounts and selling commissions applicable to Registrable Shares.

                                   ARTICLE 2
                           DEMAND REGISTRATION RIGHTS

      2.1 DEMAND REGISTRATION. At any time after the Closing Date and prior to the date all Registrable Securities may be sold by all of the Holders pursuant to Rule 144 under the 1933 Act, the Holders of at least twenty five percent (25%) of the Registrable Securities initially issuable on the Closing Date may request, once and only once, in writing the registration under the 1933 Act of all or part of the Registrable Securities then outstanding. Within twenty (20) days after receipt of any such request, the Company will give written notice of such request to all other Holders. The Company will include in such registration all Registrable Securities held by all the Holders who wish to participate in such demand registration and provide the Company with written requests for inclusion therein within fifteen (15) days after receipt of the Company's notice.

      2.2 REGISTRATION STATEMENT FORM. Registrations under Section 2.1 will be on the appropriate registration form of the Securities and Exchange Commission ("SEC") as will permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the registration statement.

      2.3 EXPENSES. The Company will pay all Registration Expenses in connection with any registration required under Section 2.1, and each Holder participating in such registration will pay its pro rata portion of the discounts or commissions payable to any underwriter.

                                   ARTICLE 3
                         INCIDENTAL REGISTRATION RIGHTS

      3.1 RIGHT TO INCLUDE ("PIGGY-BACK") REGISTRABLE SECURITIES. Provided that the Registrable Securities are not then registered if, at any time after the Closing Date and prior to the date all Registrable Securities may be sold by all of the Holders pursuant to Rule 144 under the 1933 Act, the Company proposes to register any of its securities under the 1933 Act (other than by a registration which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2) on an underwritten basis (either best-efforts or firm-commitment), the Company will each such time give prompt written notice to all Holders of Registrable Securities of its intention to register its securities and of such Holders' rights under this
Section 3.1. Upon the written request of any such Holders made within fifteen
(15) days after the receipt of any such notice from the Company (which request will specify the Registrable Securities intended to be disposed of by such Holders and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to include such Registrable Securities in the registration statement which covers the securities which the Company proposes to register. The right provided the Holders of the Registrable Securities pursuant to this Section 3.1 will be exercisable at their sole discretion.

      3.2 WITHDRAWAL OR DELAY OF REGISTRATION. If at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration the Company determines for any reason either not to register or to delay registration of such securities, the Company will give written notice of such determination to each Holder of Registrable Securities. In the case of a determination not to register, the Company will be relieved of the obligation to register any Registrable Securities in connection with such registration under
Section 3.1 (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders of Registrable Securities entitled to request that such registration be effected as a registration under Section 2.1. In the case of a determination to delay registering, the Company will be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under Section 3.1 will relieve the Company of its obligation to effect any registration demanded under Section 2.1.

      3.3 EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 3.1 and each Holder participating in such registration will pay its pro rata portion of the discounts or commissions payable to any underwriter.

      3.4 PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter of the underwritten offering contemplated by Section 3.1 informs the Company and Holders of the Registrable Securities in writing that it believes that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, up to the number of securities which the Company is advised by the managing underwriter can be sold in such offering, (i) first, securities proposed by the Company to be sold for its own account; (ii) second, a pro rata portion of the Registrable Securities for which registration was requested by each participating Holder, and (iii) third, a pro rata portion of securities of other selling security holders requested to be included in such registration.

                                   ARTICLE 4
                             REGISTRATION PROCEDURES

      4.1 REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.1 and, as applicable, Section 3.1, the Company will, as expeditiously as possible:

            (a) prepare and file with the SEC the registration statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary;

            (c) furnish to each Holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

            (d) use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other U.S. federal or state securities laws or U.S. state blue sky laws as any U.S. Holder of Registrable Securities may reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such Holder to consummate the disposition of the securities owned by such Holder in such jurisdictions;

            (e) notify the Holders promptly after the Company has knowledge that:

                  (i) the registration statement, the prospectus or any
            prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                  (ii) the SEC has issued any stop order suspending the
            effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; or

                  (iii) the Company has received any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

            (f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (g) use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

            (h) enter into such agreements and take such other actions as a Holder reasonably requests in writing (at the expense of the requesting or benefiting Holders) in order to expedite or facilitate the disposition of such Registrable Securities; and

            (i) use its commercially reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with information regarding such Holder and the distribution of such securities.

      4.2 AMENDED PROSPECTUS. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4.1(f), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(f) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, of the prospectus relating to such Registrable Securities in Holder's possession at the time of receipt of such notice.

                                   ARTICLE 5
                             UNDERWRITTEN OFFERINGS

      No Holder may participate in any underwritten offering under Section 3.1 unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holders of a majority of Registrable Securities to be included in such underwritten offering, and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) will require any Holder to make a representation or warranty to or agreement with the Company or the underwriters other than, in a writing furnished by such Holder expressly for use in the related registration statement, regarding such Holder, such Holder's Registrable Securities, such Holder's intended method of distribution, and any other representation, warranty or agreement otherwise required by law.

                                    ARTICLE 6
                                 INDEMNIFICATION

      6.1 INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder of any Registrable Securities covered by such registration statement, each individual or entity who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such Holder or any such underwriter within the meaning of the 1933 Act, against any losses, claims, damages, or liabilities ("LOSSES") to which such Holder or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus, as amended or supplemented, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading. The Company will reimburse such Holder and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending against any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter. Further, the Company will not be liable to any underwriter in the offering or sale of Registrable Securities or to any other person, if any, who controls such underwriter within the meaning of the 1933 Act, to the extent that any such Loss (or action or proceeding in respect thereof) or expense arises out of such underwriter or controlling person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the person or entity asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person or entity, if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such underwriter or controlling person and will survive the transfer of such securities by such Holder.

      6.2 INDEMNIFICATION BY THE HOLDER. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company have received an undertaking satisfactory to it from the Holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement or prospectus, or any amendment or supplement thereto, if such statement or omission or alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, prospectus, amendment or supplement. Any such indemnity will remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and will survive the transfer of such securities by such Holder. The liability of a Holder under this Section 6.1 will be limited to the net proceeds from the offering received by such Holder.

      6.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 6.1 or Section 6.1, such indemnified party will give written notice to the indemnifying party of the commencement of such action. The failure of any indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 6.1 or Section 6.1, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. No indemnifying party will, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party will consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

      6.4 OTHER INDEMNIFICATION. Indemnification similar to that specified in
Section 6.1 and Section 6.1 (with appropriate modifications) will be given by the Company and each Holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the 1933 Act.

      6.5 INDEMNIFICATION PAYMENTS. The indemnification required by Sections 6.1 and 6.1 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      6.6 CONTRIBUTION. If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof will be entitled to contribution to liabilities and expenses as more fully set forth in an underwriting agreement to be executed in connection with such registration. In determining the amount of such contribution to which the respective parties are entitled, there will be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. No person or entity guilty of fraudulent misrepresentation will be entitled to contribution from any person or entity that was not guilty of such fraudulent misrepresentation.

                                   ARTICLE 7
                                    RULE 144

      The Company will use commercially reasonable best efforts to timely file the reports required to be filed by it under the 1933 Act, the Securities Exchange Act of 1934, and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder make information publicly available) to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the requirements of this Article 7.

                                   ARTICLE 8
                                  MISCELLANEOUS

      8.1 AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company will have obtained the approval of such amendment, action or omission to act, by the vote or consent, either in writing or at a meeting, of Holders of at least two-thirds (2/3) of the Registrable Securities issued and issuable at such time. Each Holder of any Registrable Securities at the time or thereafter outstanding will be bound by any consent authorized by this Section 8.1, whether or not such Registrable Securities will have been marked to indicate such consent.

      8.2 NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications provided for hereunder will be in writing and will be delivered to:

                  (a) The Company at:

                      microHelix, Inc.
                      16125 SW 72nd Avenue
                      Portland, OR  97224
                      FAX (503) 639-0330
                      Attn:  Tyram H. Pettit
                             President
                      with a copy to:

                      Tonkon Torp LLP
                      888 SW Fifth Avenue, Suite 1600
                      Portland, OR  97204
                      FAX (503) 972-3743
                      Attn:  Kurt W. Ruttum

                  (b) Each Holder of Registrable Securities at such address shown in the Company's records, or, until any such Holder furnishes an address to the Company, to and at the address of the last Holder of such Registrable Securities for which the Company has an address in its records.

Each such notice, request or other communication will be in writing and may be personally delivered (effective upon receipt), mailed, postage prepaid (effective three business days after dispatch), sent by facsimile (effective upon receipt of the facsimile in complete, readable form), or sent via a reputable overnight courier service (effective the following business day), to the address specified above.

      8.3 ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors, and assigns. Each Holder of Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement.

      8.4 HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for reference only and will not be used to construe or interpret this Agreement.

      8.5 GOVERNING LAW; JURISDICTION. This Agreement will be deemed a contract made under the laws of the State of Oregon and, together with the rights and obligations of the parties hereunder, will be construed under and governed by the laws of such State, without giving effect to principles of conflicts of law. The parties hereto irrevocably submit to the jurisdiction of any state or federal court sitting in Multnomah County, Oregon, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

      8.6 WAIVER OF JURY TRIAL; ATTORNEY FEES. Each party irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party will be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

      8.7 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each Investor relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

      8.8 SEVERABILITY. Each provision of this Agreement will be treated as a separate and independent clause, and the unenforceability of any one clause will in no way impair the enforceability of any of the other clauses. Moreover, if one or more of the provisions contained in this Agreement will, for any reason, be held to be excessively broad as to scope, activity, or subject so as to be unenforceable at law, such provision or provisions will be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it will then appear.

      8.9 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

      8.10 TIME IS OF THE ESSENCE. Time is of the essence of this Agreement.

      8.11 INJUNCTIVE RELIEF. The parties agree that a breach or violation of this Agreement will result in immediate and irreparable harm to the non-breaching parties in an amount that will be impossible to ascertain at the time of the breach or violation, and that the award of monetary damages will not be adequate relief to the non-breaching parties. The non-breaching party will be entitled to seek equitable or injunctive relief, in addition to other remedies to which it may be entitled at law or equity. In any action for equitable relief, the parties agree to waive any requirement for the posting of a bond or security.

      8.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same agreement. A facsimile transmission of this signed Agreement will be legal and binding on all parties hereto.

                        [Signatures on following pages.]

      IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the day and year first above written.

                                              MICROHELIX, INC.



                                              ----------------------------------
                                              Tyram H. Pettit, President and CEO

                                MICROHELIX, INC.
                             INVESTOR SIGNATURE PAGE

      This Investor Signature Page to the Registration Rights Agreement dated as of April 8, 2005 (the "AGREEMENT"), is executed and delivered as of the date set forth below.

      The undersigned is hereby designated as an "Investor" under this Agreement, is entitled to all of the rights of an "Investor" under the Agreement, and agrees to be bound by each and all of its terms.

      Dated as April 8, 2005.

INVESTOR (Individual):                         INVESTOR (Jointly Held/Spouse):

-----------------------------------             --------------------------------
Signature                                       Signature

-----------------------------------             --------------------------------
Print Name                                      Print Name

Address:                                        Address: (if different)
       ---------------------------

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INVESTOR (Entity):

Entity Name:
            ----------------------
By:
   -------------------------------
      Signature

Its:
    ------------------------------


Address:

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